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                                                                   Exhibit 10.3

                              ASSIGNMENT AGREEMENT
                              --------------------

          THIS ASSIGNMENT AGREEMENT (the "Assignment Agreement") is made as of April 22, 2002 (the "Effective date"), by and among Pioglobal Forest, L.L.C., a Delaware, USA limited liability company (the "Company"), FM, LLC, a Delaware, USA limited liability company ("FM LLC"), and Closed Joint-Stock Company "Forest-Starma", a Russian closed joint-stock company ("Forest-Starma"). The Company, FM LLC and Forest-Starma are collectively referred to herein as the "Parties" and each individually as a "Party".

                                   WITNESSETH

         WHEREAS, FM LLC and Forest-Starma are parties to a certain Secondment and Professional Services Agreement entered into on April 1, 1996 by Forest-Starma and PIOGlobal Corporation, a Delaware, USA corporation ("PIOGlobal"), including all amendments and supplements thereto adopted and having entered in to force as of the date of this Assignment Agreement (the foregoing hereafter referred to as the "Agreement");

         WHEREAS, FM LLC is the legal successor to PIOGlobal under the Agreement in accordance with the Assignment Agreement dated November 16, 2001 among FM LLC, PIOGlobal and Forest-Starma;

          WHEREAS, FM LLC desires to assign to the Company, as of the Effective Date hereof, all of FM LLC's right, title and interest in and to the Agreement; and

         WHEREAS, the Company desires to accept the foregoing assignment and to assume, as of the Effective Date, all liabilities, obligations, claims, costs and expenses of FM LLC arising under the Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto covenant and agree as follows:

1. FM LLC hereby irrevocably assigns, transfers, conveys and surrenders to the Company all of FM LLC's right, title and interest in and to the Agreement and all benefits and rights relating thereto (including, without limitation, its right to payments from Forest-Starma thereunder, whether in respect of periods prior to or after the date hereof), as well as all of FM LLC's liabilities and obligations arising under the Agreement to the extent arising in respect of periods from and after the Effective Date.

2. The Company hereby accepts the foregoing assignment and assumes, as of the Effective Date, all liabilities, obligations, claims, costs and expenses of FM LLC arising under the Agreement in respect of periods from and after the Effective Date, and hereby agrees to perform, pay and discharge all of the liabilities and obligations

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         and observe all of the covenants therein contained to be performed, paid, discharged or observed by FM LLC to the extent arising in respect of periods from and after the Effective Date.

3. Forest-Starma hereby expressly agrees to the assignment by FM LLC to the Company of the Agreement as contemplated herein.

4. This Assignment Agreement shall be binding upon, and inure to the benefit of, the Parties hereto and their respective successors and assigns.

5. Each of the Parties agrees to promptly execute and deliver such other instruments as may be necessary to carry out the purposes and intent of this Assignment Agreement or reasonably required by any Party to perfect or evidence its rights hereunder.

6. This Assignment Agreement shall be governed and construed in accordance with the substantive laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

7. The Parties shall use their best efforts to resolve all disputes and controversies arising under this Assignment Agreement through negotiations. If the Parties cannot resolve a dispute through negotiations within 30 (thirty) calendar days from commencement of efforts to resolve the dispute, the Parties shall refer the dispute to an arbitrator in Boston, Massachusetts, USA in accordance with the Rules of the American Arbitration Association. An award of the arbitrator shall be enforceable at any court of competent jurisdiction and shall be final and binding on all Parties.

8. This Assignment Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument, binding on all Parties, and the signature of any Party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

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         IN WITNESS WHEREOF, the Parties hereto have caused this Assignment
Agreement to be executed and delivered by their respective duly authorized officers or agents, effective as of the date first above written.

                                            PIOGLOBAL FOREST, L.L.C.

                                            By:   /s/ Stephen G. Kasnet
                                                --------------------------
                                            Its: President

                                            FM, LLC

                                            By:   /s/ Donald H. Hunter
                                                --------------------------
                                            Its: Vice President and Treasurer

                                            CLOSED JOINT-STOCK COMPANY
                                            "FOREST-STARMA"

                                            By:  /s/ David B. Daggett
                                                --------------------------
                                            Its: David B. Daggett

                                            By:  /s/ V. A. Limarenko
                                                --------------------------
                                            Its: First Deputy General Director

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